                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                               --------------

                                  FORM 8-K

                               CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 18, 1995



                      Corrections Corporation of America
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            (Exact name of registrant as specified in its charter)


          Delaware                    1-13560                  62-1156308
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(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
      of incorporation)                                     Identification No.

                  102 Woodmont Boulevard
                   Nashville, Tennessee                37205
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        (Address of principal executive offices)    (Zip Code)




Registrant's telephone number, including area code:    (615) 292-3100
                                                  ----------------------------
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Item 5.  Other Events.

         On August 18, 1995, Corrections Corporation of America (the "Company") entered into and closed an Agreement and Plan of Merger (the "Agreement") by and among the Company, CMA Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, CSG Acquisition, Inc., a Missouri corporation and wholly-owned subsidiary of the Company, Correction Management Affiliates, Inc., a Delaware corporation ("CMA"), Correctional Services Group, Inc., a Missouri corporation ("CSG"), and the four shareholders of CMA (the "CMA Shareholders") and the two shareholders of CSG (the "CSG Shareholders"). The CMA Shareholders and the CSG Shareholders are referred to herein collectively as the "Shareholders". CMA and CSG collectively own one hundred percent (100%) of the issued and outstanding shares of the capital stock of Corrections Partners, Inc., a Delaware corporation. Pursuant to the Agreement, CMA Acquisition, Inc. was merged with and into CMA (the "CMA Merger") and CSG Acquisition, Inc. was merged with and into CSG (the "CSG Merger"). (The CMA Merger and CSG Merger are referred to herein collectively as the "Mergers"). The Mergers contemplated by the Agreement were consummated on the same day. Pursuant to the CMA Merger all of the issued and outstanding shares of CMA Common Stock, no par value per share, outstanding immediately prior to the effective time of the CMA Merger were converted into 420,000 shares of CCA Common Stock, $1.00 par value per share (the "CCA/CMA Shares"). Pursuant to the CSG Merger all of the issued and outstanding shares of CSG Common Stock, $1.00 par value per share outstanding immediately prior to the effective time of the CSG Merger were converted into 280,000 shares of CCA Common Stock (the "CCA/CSG Shares"). The CCA/CMA Shares and the CCA/CSG Shares are referred to herein collectively as the "CCA Shares"). Ninety percent (90%) or 378,000 of the CCA/CMA Shares were distributed pro rata to the CMA Shareholders at the Closing. Ninety percent (90%) or 252,000 of the CCA/CSG Shares were distributed pro rata to the CSG Shareholders at the Closing. The remaining ten percent (10%) or 42,000 of the CCA/CMA Shares and the remaining ten percent (10%) or 28,000 of the CCA/CSG Shares were delivered to First Union National Bank of Tennessee, Escrow Agent, to be held in a post-closing escrow.

         At the Closing, the Company received letters from Arthur Andersen LLP and House & Park Company, CPA dated as of August 18, 1995 to the effect that each of the Mergers may be treated by the Company as a pooling of interests for accounting purposes.

         The CCA Shares issued to the four CMA Shareholders and the two CSG Shareholders in the Mergers were not registered under the securities laws in reliance upon applicable private placement exemptions and accordingly must be held by the Shareholders for the requisite holding period. Section 7.1 of the Agreement provides that the Company will file a registration statement covering the CCA Shares issued to the Shareholders under the Securities Act of 1933 on Securities and Exchange Commission Form S-3 (or other available form) in an underwritten public offering and register and qualify such shares under applicable state laws prior to April 30, 1996. Except as provided above, the Shareholders do not have any other registration rights (demand, piggy-back or other) under the Agreement with respect to the CCA Shares.

         CMA, CSG and the Shareholders made numerous representations and warranties to the Company in the Agreement with respect to CMA, CSG and CPI. Those representations and warranties include, but are not limited to, compliance with applicable laws, financial statements, no undisclosed liability, tax matters, environmental matters and capitalization. The Shareholders agreed, jointly and severally, to indemnify the Company from any loss it may suffer as a result of a breach of any of the representations and warranties.

         CMA and CPI are each engaged in the management of prisons and other correctional and detention facilities under contract with governmental agencies. CSG is engaged in the business of consulting with various government entities and other private firms in the development of correctional facilities and other corrections related programs. The principal offices of CMA and CPI are located in Nashville, Tennessee and the principal offices of CSG are located in Kansas City, Missouri.

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits

         1. Agreement and Plan of Merger by and among Corrections Corporation of America, CMA Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, CSG Acquisition, Inc., a Missouri corporation and wholly-owned subsidiary of the Company, Correction Management Affiliates, Inc., a Delaware corporation ("CMA"), Correctional Services Group, Inc., a Missouri corporation ("CSG"), and the Shareholders of CMA and CSG (the "Shareholders"), dated August 18, 1995.

         2.      Press Release dated August 21, 1995.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                            CORRECTIONS CORPORATION OF AMERICA



                            By:  /s/ Darrell K. Massengale
                                ------------------------------------------------
                                Name: Darrell K. Massengale
                                Title: Chief Financial Officer, Vice President, Finance; Secretary/Treasurer

Date:  August 31, 1995


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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549





                       CORRECTIONS CORPORATION OF AMERICA





                                    EXHIBITS
                              TO CURRENT REPORT ON
                         FORM 8-K DATED AUGUST 31, 1995





                                                  Commission File Number 1-13560

                                 Exhibit Index



Exhibit No.                           Description                                                            Page No.
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
         1.      Agreement and Plan of Merger by and among Corrections
                 Corporation of America, CMA Acquisition, Inc., a
                 Delaware corporation and wholly-owned subsidiary of the
                 Company, CSG Acquisition, Inc., a Missouri corporation and wholly-owned subsidiary of the Company, Correction Management
                 Affiliates, Inc., a  Delaware corporation ("CMA"), Correctional
                 Services Group, Inc., a Missouri corporation ("CSG"), and the
                 Shareholders of CMA and CSG (the "Shareholders"), dated August
                 18, 1995.

         2.      Press Release dated August 21, 1995.
